Exhibit 10.6 SUBSCRIPTION AGREEMENT This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on May 10, 2026, by and between LanzaTech Global, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (“Subscriber” and, together with Company, the “Parties”, and each a “Party”). WHEREAS, Subscriber desires to subscribe for and purchase from the Company on the Closing Date (as defined below) that number of shares of the Company’s common stock, par value $0.0000001 per share (the “Common Stock”), set forth on the signature page hereto (the “Subscribed Shares”), for an aggregate purchase price of $10,000,000 (the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company; WHEREAS, on the terms and subject to the conditions set forth in this Subscription Agreement, in connection with the Subscription (as defined below), the Subscriber desires to make a commitment to purchase, and the Company desires to make a commitment to issue and sell, a number of additional shares of Common Stock from time to time of up to $20,000,000, at a purchase price per share equal to $10.00; NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows: Section 1. Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription”). Section 2. Closing. (a) Subject to the satisfaction (or waiver) of the conditions set forth in Section 3, the consummation of the Subscription contemplated hereby (the “Closing”) shall occur not later than May 13, 2026 or such other date as mutually agreed upon in writing (email being sufficient) by the Company and Subscriber (the “Closing Date”). (b) On the Closing Date, promptly after receiving the Purchase Price, the Company shall deliver, or cause to be delivered, to Subscriber the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber. Promptly following the Closing Date, and in any event no later than five Business Days following the Closing Date, the Company shall deliver, or cause to be delivered, to Subscriber a copy of the records of the Company showing Subscriber as the record holder of the Subscribed Shares on and as of the Closing Date. Section 3. Closing Conditions. (a) The Closing shall be subject to the satisfaction, or valid waiver in writing by each of the Parties, of the condition that, on the Closing Date, no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition.

2 (b) The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on the Closing Date: (i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date, or as of such earlier date, as applicable; and (ii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing. (c) The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on the Closing Date: (i) all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of the Company contained in this Subscription Agreement as of the Closing Date, or as of such earlier date, as applicable; and (ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing. (d) At least one Business Day prior to the Closing Date, (A) the Company shall deliver to Subscriber wire instructions for the payment of the Purchase Price and a completed and signed Internal Revenue Service Form W-9 or applicable Form W-8 of the Company, as applicable (the “Closing Notice”), and (B) the Subscriber shall deliver to the Company a completed and signed Internal Revenue Service Form W-9 or applicable Form W-8 of Subscriber, as applicable. At the Closing, Subscriber shall deliver the

3 Purchase Price for the Subscribed Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Closing Notice. Section 4. Company Representations and Warranties. Except as disclosed in any form, document or report publicly filed with or furnished to the Commission by the Company on or after January 1, 2022 and not less than two Business Days prior to the date of this Subscription Agreement (excluding any disclosures contained under the heading “Risk Factors” or any disclosure included in any “forward- looking statements” disclaimer or any other general statement regarding risks or uncertainties that are similarly cautionary, predictive or forward-looking in nature), the Company represents and warrants to Subscriber, as of the date hereof and as of the Closing Date, that: (a) The Company and each of its Subsidiaries: (i) is a Person duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all corporate power and authority to (A) own its assets and carry on its business as currently conducted and (B) execute, deliver and perform its obligations under this Subscription Agreement; (iii) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; (iv) is in compliance with all Applicable Laws, writs, injunctions and orders; and (v) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clauses (iv) or (v), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) The execution, delivery and performance by the Company of this Subscription Agreement, and the issuance and sale of the Subscribed Shares pursuant to this Subscription Agreement have been duly authorized by all necessary corporate or other organizational action on the part of the Company. None of the execution, delivery or performance by the Company of this Subscription Agreement, nor the consummation of the transactions contemplated herein, will contravene the terms of any of its Organizational Documents. (c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Subscription Agreement, except: (i) such as have been obtained or made and are in full force and effect; and (ii) consents, approvals, registrations, filings, permits or actions the failure to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (d) This Subscription Agreement has been validly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement constitutes a legal, valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by law and by general principles of equity and principles of good faith and fair dealing. (e) Immediately prior to the issuance of the Subscribed Shares, the authorized capital stock of the Company consists of (i) 25,800,000 shares of Common Stock, with a par value of $0.0000001 per share, and (ii) 20,000,000 shares of preferred stock, with a par value of $0.0001 per share (“Preferred Stock”). Immediately prior to the issuance of the Subscribed Shares, (A) 10,089,163 shares of Common Stock are issued and outstanding and (B) no shares of Preferred Stock are issued and outstanding. (f) The Subscribed Shares, when issued and delivered and paid for in compliance with the provisions of this Subscription Agreement, will be validly issued, fully paid and non-assessable and free of

4 restrictions on transfer except for restrictions on transfer arising under (i) applicable securities Laws and (ii) as provided herein. (g) Neither the Company nor any Person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Subscribed Shares to be issued pursuant to this Subscription Agreement under the Securities Act) which would reasonably be expected to subject the offering, issuance or sale of the Subscribed Shares to Subscriber pursuant to this Subscription Agreement to the registration requirements of the Securities Act. (h) The offer, issuance, sale and delivery of the Subscribed Shares pursuant to this Subscription Agreement are, assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, in compliance with, and exempt from the registration requirements of, the Securities Act and all other applicable securities Laws. (i) The consolidated financial statements (including all related notes and schedules) of the Company included or incorporated by reference in the Company’s registration statements, prospectuses, proxy statements, schedules, forms, documents and reports (including exhibits) required to be filed or furnished (as applicable) by it under the Securities Act or the Exchange Act, as the case may be, from January 1, 2022 through the date hereof, present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its Subsidiaries on a consolidated basis as of such dates and for such periods in accordance with GAAP, (i) except as otherwise expressly noted therein, and (ii) subject, in the case of quarterly financial statements, to the absence of footnotes and normal year-end adjustments. Since December 31, 2025, there have been no events, developments or circumstances that have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (j) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened in writing against or affecting the Company or any of its Subsidiaries which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (k) The Company and each of its Subsidiaries is in compliance with all Applicable Laws that are applicable to it or its property, except, in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries or any of the respective directors or officers or, to the knowledge of the Company, agents (solely to the extent acting in its capacity as an agent for the Company or any of its Subsidiaries) or employees of the Company or its Subsidiaries is the subject or target of any Sanctions (as defined below); and the Company has not used and will not use, directly or, to its knowledge, indirectly, any part of the proceeds of the sale of the Subscribed Shares or otherwise made or will make available such proceeds to any Person to finance the activities of any Person that is the subject or target of any Sanctions. (l) The Company is not, and immediately after receipt of payment for the Subscribed Shares and consummation of the Subscription, will not be an “investment company” as defined in, or as required to be registered under, the Investment Company Act of 1940. (m) The Company and each of its Subsidiaries has timely filed or caused to be filed (or has obtained an extension of time within which to file) all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it that are due and payable (including in its capacity as a withholding agent), except (a) Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which the

5 Company or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP, or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (n) Except for the express written representations and warranties made by the Company in this Section 4 and in any instrument or document delivered pursuant to this Subscription Agreement, neither the Company nor any other Person makes or has made any express or implied representation or warranty regarding the Company or any of its affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Subscription Agreement or the transactions contemplated by this Subscription Agreement, and the Company expressly disclaims any other representations or warranties and neither the Subscriber nor any of its affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding the Company or any of its affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Subscription Agreement or the transactions contemplated by this Subscription Agreement, other than the express written representations and warranties expressly set forth in this Section 4 and in any instrument or document delivered pursuant to this Subscription Agreement. (o) None of the information disclosed in any form, document or report publicly filed with or furnished to the Commission by the Company on or after January 1, 2022 and not less than two Business Days prior to the date of this Subscription Agreement (excluding any disclosures contained under the heading “Risk Factors” or any disclosure included in any “forward-looking statements” disclaimer or any other general statement regarding risks or uncertainties that are similarly cautionary, predictive or forward- looking in nature) contained any material misstatement of fact or omitted to state any material fact necessary to make such information, in the light of the circumstances under which they were made, not materially misleading. Section 5. Subscriber Representations and Warranties. Subscriber represents and warrants to the Company, as of the date hereof and as of the Closing Date, that: (a) Subscriber (i) is duly organized or incorporated and validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation; and (ii) has all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Subscription Agreement. All material consents, approvals, authorizations and orders required on the part of Subscriber for the execution and delivery by Subscriber of this Subscription Agreement, the consummation of this Subscription Agreement by Subscriber, and the transactions contemplated herein have been obtained and are in full force and effect. (b) Subscriber is an “accredited investor” as defined under Rule 501(a) of Regulation D promulgated under the Securities Act satisfying the applicable requirements set forth on Annex A hereto. (c) Subscriber has the power, capacity and authority, and the legal right, to make, deliver and perform this Subscription Agreement. Assuming the due execution and delivery of this Agreement by the Company, this Subscription Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6 (d) Subscriber is acquiring the Subscribed Shares for its own account, for investment purposes only and not with a view to any distribution thereof that would not otherwise comply with the Securities Act (and has provided the Company with the requested information on Annex A hereto). (e) Subscriber understands that (i) the Subscribed Shares have not been registered under the Securities Act and the Subscribed Shares are being issued by the Company in transactions exempt from the registration requirements of the Securities Act, and (ii) all or any part of the Subscribed Shares may not be offered or sold except pursuant to effective registration statements under the Securities Act or pursuant to applicable exemptions from registration under the Securities Act and in compliance with applicable state Laws. (f) Subscriber understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act (“Rule 144”) (the provisions of which are known to the Subscriber) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. (g) Subscriber did not employ any broker or finder in connection with the transactions contemplated in this Subscription Agreement and no fees or commissions are payable to the Subscriber, except as otherwise expressly provided for in this Subscription Agreement. (h) No portion of the funds or assets that will be used by Subscriber to pay the Purchase Price or to acquire or hold the Subscribed Shares, constitute or will constitute the assets of any (i) employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) plan described in and subject to Section 4975 of the Code (each such employee benefit plan and plan described in clauses (i) and (ii) referred to herein as an “ERISA Plan”), (iii) plan, account or other arrangement subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code that could cause the underlying assets of the Company to be treated as assets of such plan, account or arrangement or (iv) entity whose underlying assets are deemed to include “plan assets” of any such ERISA Plan or Similar Law Plan pursuant to Section 3(42) of ERISA and any regulations that may be promulgated thereunder or otherwise. (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Authority or third party is necessary or required by or with respect to Subscriber for the execution of this Subscription Agreement by Subscriber or the consummation by the Subscriber of the transactions contemplated herein. (j) None of the execution, delivery or performance by Subscriber of this Subscription Agreement nor the consummation by Subscriber of the transactions contemplated herein will conflict with, violate or constitute a breach of or a default under (i) Subscriber’s or any of its Subsidiaries’ Organizational Documents, (ii) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; or (iii) any Applicable Law binding upon Subscriber or any of its Subsidiaries, except in the case of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to enjoin, prevent or delay the consummation by Subscriber of the transactions contemplated herein. (k) Subscriber is in compliance with all Applicable Laws, writs, injunctions and orders, except to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Subscriber’s ability to perform its obligation hereunder.

7 (l) Subscriber has substantial investment experience so that Subscriber has the capacity to protect its own interests and is fully capable of evaluating the merits and risks of its purchase of the Subscribed Shares. Subscriber acknowledges that it has made its own decision to purchase the Subscribed Shares without reliance on any representation or warranty of the Company or any third party (other than with respect to the representations and warranties expressly set forth in Section 4). Subscriber further acknowledges that neither the Company nor any other party has any responsibility with respect to any statements, representations or warranties that have been made or may be made in connection with the transactions contemplated by this Subscription Agreement regarding the Company, or the value of the Subscribed Shares and that neither the Company nor any other party has made any representation, warranty or covenant, express or implied, to Subscriber in connection with the transactions contemplated herein (other than with respect to the representations and warranties expressly set forth in Section 4). Specifically, the Company has not made any representation, warranty or covenant, express or implied, with respect to the Company’s business, financial condition, prospects, or value, or the value of the Subscribed Shares. Subscriber represents that it has had a full, fair and complete opportunity to value the Subscribed Shares. Subscriber acknowledges that there is a limited trading market for the Common Stock and that the Purchase Price may not be indicative of the actual fair market value of the Subscribed Shares. Subscriber further acknowledges that the value of the Subscribed Shares may increase or decrease substantially over time. In full understanding of the possibility that, at the present time or in the future, the Subscribed Shares could be worth substantially more or less than the Purchase Price, Subscriber has voluntarily entered into this Subscription Agreement and determined to purchase the Subscribed Shares. (m) Subscriber has (i) had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Subscriber considers important in making the decision to acquire the Subscribed Shares and (ii) had an opportunity to ask questions of and receive answers from the Company regarding the Company, its present and prospective business, assets, liabilities and financial condition and the terms and conditions of the Subscription. Subscriber acknowledges that the Company may be in possession of material, non-public information not known to the Subscriber (the “Excluded Information”). The Excluded Information, if publicly disclosed, could foreseeably affect the value of the Subscribed Shares, including Excluded Information that may be indicative that the value of such securities is substantially greater or lower than the purchase price being paid for such securities by the Subscriber as set forth herein. Notwithstanding the Company’s possession of the Excluded Information which is not being disclosed to Subscriber, the Subscriber wishes to enter into this Subscription Agreement at this time for its own business purposes. Subscriber understands the disadvantage to which Subscriber may be subject on account of the disparity of the access to, and possession of, the information between the Company and such Subscriber. Subscriber has conducted an independent evaluation of the Company’s business and securities to determine whether to engage in the transactions contemplated by this Subscription Agreement and, notwithstanding the absence of access by Subscriber to the Excluded Information, the Subscriber is desirous of consummating such transactions. Subscriber acknowledges that certain matters comprising the Excluded Information may or may not materialize and Subscriber agrees that the Company shall not be obligated to disclose any Excluded Information or have any liability to the Subscriber with respect to any such non-disclosure. Subscriber understands and agrees that the Company makes no representation or warranty whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, creditworthiness, status or affairs of the Company or with respect to the value of the Subscribed Shares, in each case other than as expressly set forth in Section 4. (n) Subscriber is entering into this Subscription Agreement freely and understands and expressly accepts and assumes the economic and market risk associated with purchasing the Subscribed Shares for the Purchase Price. Subscriber acknowledges specifically that a possibility of total loss exists.

8 (o) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment. (p) Neither Subscriber nor any Person acting on its behalf in connection with this Agreement is (i) the subject or target of any economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by the United States, including the U.S. Treasury Department’s Office of Foreign Assets Control and the U.S. Department of State, United Nations, United Kingdom, European Union, or any EU member state (“Sanctions”), including any Person that is (A) named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or any similar Sanctions- related list administered or enforced by the United States, United Nations, United Kingdom, European Union, or any EU member state, (B) located, organized, or resident in a country, region, or territory which is itself the subject or target of any Sanctions (currently, the Crimea, so-called Donetsk People’s Republic, Kherson, so-called Luhansk People’s Republic, and Zaporizhzhia regions of Ukraine, Cuba, Iran, North Korea, and Syria), or (C) owned or controlled by, or acting on behalf of, any such Person or Persons described in the foregoing (A) or (B); (ii) designated by the U.S. Treasury Department as warranting special measures or as being of primary money laundering concern; or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. (q) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Subscribed Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Subscribed Shares hereunder. (r) Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2 of this Subscription Agreement at the Closing. (s) Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by Subscriber with the Commission with respect to the beneficial ownership of the Company’s outstanding securities prior to the date hereof, if any, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act). Section 6. Other Agreements of the Parties. (a) (i) The Subscribed Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Subscribed Shares other than (A) pursuant to an effective registration statement, (B) pursuant to Rule 144 or (C) to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Subscribed Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Section 6(a), as applicable. Subscriber hereby covenants and agrees not to effect any sale or other

9 transfer of the Subscribed Shares other than (x) pursuant to the plan of distribution contained in a registration statement covering the resale of such Subscribed Shares, (y) in accordance with the provisions of Rule 144, or (z) in compliance with another exemption from registration under the Securities Act and applicable state securities laws. (ii) Subscriber agrees to the imprinting, so long as is required by this Section 6(a), of a legend on any of the Subscribed Shares in the following form: THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. (b) The Company shall use its reasonable best efforts to prepare and file a listing of additional shares notification form with The Nasdaq Stock Market (the “Stock Exchange”) in respect of the Subscribed Shares in the time and manner required by the Stock Exchange. (c) Without the prior affirmative written consent of the Subscriber (which may be given, withheld, conditioned or delayed in the sole and absolute discretion of the Subscriber), the Company shall not consummate any financing for its capital, other than as follows: (i) in connection with any issuance and sale of shares of Common Stock (or any instrument exchangeable for or convertible into Common Stock), either (A) to the Subscriber pursuant to Section 6(d) hereof or (B) after May 13, 2028; or (ii) in connection with the incurrence of any indebtedness or the issuance and sale of any shares of Preferred Stock (or any instrument exchangeable for or convertible into Preferred Stock), after May 13, 2029; provided that from and after May 13, 2029, this clause (ii) shall be deemed replaced with the following: “(ii) in connection with the incurrence of any indebtedness or the issuance and sale of any shares of Preferred Stock (or any instrument exchangeable for or convertible into Preferred Stock), unless: (A) at least 30 days prior to any such incurrence, issuance and sale to any purchaser (such purchaser, the “Proposed Purchaser”), the Company gives the Subscriber the right to purchase the Subscriber’s fully-diluted ownership percentage of such securities; and (B) the Company gives the Subscriber a right of last offer to acquire 100% of such securities; in each case, on the same terms and conditions as the bona fide terms offered by the Proposed Purchaser.” (d) Each of the Subscriber and the Company shall have the right from time to time (the “Put/Call Right” and, in the case of the Company with respect to purchase amounts above $10,000,000, the “Second Company Call Right”), upon written notice to the other (an “Additional Shares Purchase Notice”), to require the issuance and purchase of a number of additional shares of Common Stock (together with the Subscribed Shares, the “Shares”) at a purchase price per share equal to $10.00 for a purchase price of up to $20,000,000 at any time and from time to time prior to May 13, 2027; provided, however, that: (i) the Company shall not deliver any Additional Shares Purchase Notice if, after giving effect to such Additional Shares Purchase Notice and all other Additional Shares Purchase Notices delivered by the Company during the same calendar month, the aggregate purchase price of the additional shares of Common Stock to be purchased pursuant to all such Additional Shares Purchase Notices in such calendar month would exceed $10,000,000;

10 (ii) an Additional Shares Purchase Notice may only be delivered by the Company if, as of the date that such Additional Shares Purchase Notice is delivered, (A) no Liquidation Event shall have occurred and be continuing and (B) all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all respects, mutatis mutandis, at and as of such date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all respects as of such earlier date), in each case, except where the failure to be so true and correct has not had, and would not reasonably be expected to have, a Material Adverse Effect; and (iii) no Additional Shares Purchase Notice with respect to a Second Company Call Right may be delivered by the Company unless the Company can establish that it had, in the ordinary course of business and as of the last day of the most recently ended calendar month, less than $40,000,000 of cash on its balance sheet, as determined by the Company in good faith and reflected in its internal books and records. Upon delivery of such Additional Shares Purchase Notice specifying the number of additional shares to be purchased and the closing date for such purchase (the “Additional Shares Purchase Date”), which date shall be no earlier than ten (10) Business Days after delivery of such Additional Shares Purchase Notice, and without any further action or condition, the Subscriber shall purchase, and the Company shall sell and deliver, or cause to be delivered, such additional shares of Common Stock on the Additional Shares Purchase Date in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber. Section 7. Miscellaneous. (a) Except as otherwise provided in this Subscription Agreement, any notice or other communication required or permitted to be delivered to any Party under this Subscription Agreement will be in writing and delivered by (i) email or (ii) registered mail via a national courier service to the following email address or physical address, as applicable: If to the Company: LanzaTech Global, Inc. 8045 Lamon Avenue, Suite 400 Skokie, IL 60077 Attn: Legal Department Email: legalteam@lanzatech.com with a copy (not constituting notice) to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attn: Marisa Stavenas; Lia Toback Email: mstavenas@stblaw.com; ltoback@stblaw.com

11 If to Subscriber, at the address set forth on the signature page hereto under Subscriber’s name. Notice or other communication pursuant to this Section 7(a) will be deemed given or received when delivered, except that any notice or communication received by email transmission on a non-Business Day or on any Business Day after 5:00 p.m. addressee’s local time or overnight delivery on a non-Business Day will be deemed to have been given and received at 9:00 a.m. addressee’s local time on the next Business Day. Each Party may specify a different address by written notice to the other Party. The change of address will be effective upon the other Parties’ receipt of the notice of the change of address. (b) Each Party is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. (c) Each Party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein. Notwithstanding the foregoing, promptly following receipt of the Purchase Price from the Subscriber, the Company shall reimburse the Subscriber for legal fees and expenses incurred by Subscriber, in an amount not to exceed $500,000. (d) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Shares acquired hereunder but subject to the restrictions contained herein) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned by the Company. Notwithstanding the foregoing, Subscriber may assign 100% of its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another Person; provided, that in the case of any such assignment, from and after the effectiveness of such assignment, the assignee(s) shall be treated for all purposes as the “Subscriber” hereunder, shall have the rights and obligations of the Subscriber as set forth herein, and shall be deemed to have made the representations and warranties of Subscriber provided for herein; and provided, further, that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief. (e) The rights, obligations and agreements of each Party set forth in Section 6 shall survive the Closing until the expiration of the applicable statute of limitations. (f) The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company agrees to keep any such information provided by Subscriber confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange. Subscriber acknowledges that the Company may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of the Company or a registration statement of the Company. (g) This Subscription Agreement may not be amended, modified or waived, in whole or in part, except by an instrument in writing, signed by both Parties.

12 (h) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the Parties with respect to the subject matter hereof. (i) Except as otherwise provided herein, this Subscription Agreement is intended for the benefit of the Parties and their respective permitted heirs, executors, administrators, successors, legal representatives, and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Except as set forth in this Section 7(i) with respect to the Persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any Person other than the Parties, and their respective successors and assigns, and the Parties acknowledge that such Persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions. (j) The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the Parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such Party is entitled at law, in equity, in contract, in tort or otherwise. The Parties acknowledge and agree that the Company shall be entitled to specifically enforce Subscriber’s obligations to fund the Purchase Price and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The Parties further acknowledge and agree: (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7(j) is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason; and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. (k) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. (l) No failure or delay by either Party in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the Parties, shall operate as a waiver of any such right, power or remedy of such Party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by either Party, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such Party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a Party shall not constitute a waiver of the right of such Party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the Party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Party giving such notice or demand to any other or further action in any circumstances without such notice or demand. (m) This Subscription Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Subscription Agreement or any document to be signed in connection with this Subscription Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the

13 same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and each Party consents to conduct the transactions contemplated hereunder by electronic means. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the Electronic Signatures in Global and National Commerce Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other Applicable Law (e.g., www.docusign.com)) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be legally valid, effective and enforceable for all purposes. (n) This Subscription Agreement and any dispute or claim arising out of, or in connection with, it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each Party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any other state or federal court located in the State of Delaware, over any suit, action or other proceeding brought by either Party arising out of or relating to this Subscription Agreement, and each Party hereby irrevocably agrees that all claims or disputes with respect to any such suit, action or other proceeding shall be heard and determined in such courts. Each Party hereby consents to service of process in any such proceeding in any manner permitted by the Laws of Delaware, and further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7(a). Notwithstanding the foregoing in this Section 7(n), each Party may commence any action, claim, cause of action or suit in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above- named courts. (o) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ISSUE, ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, ITS NEGOTIATION OR TERMS, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY ACKNOWLEDGES THAT THIS SECTION 7(o) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTY IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. EACH PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7(o) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. (p) This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto. (q) If applicable, the Company shall, by 5:00 p.m., New York City time, by the fourth (4th) Business Day immediately following the date of this Subscription Agreement, issue a press release and/or file with the Commission a Quarterly Report on Form 10-Q or a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of this Subscription Agreement and the transactions contemplated hereby, and in the case of such Quarterly Report on Form 10-Q or a Current Report on Form 8-K, including as an exhibit to the Disclosure Document, the form of this Subscription Agreement (without

14 redaction). Notwithstanding anything in this Subscription Agreement to the contrary, Subscriber shall continue to be subject to any confidentiality or similar obligations under any existing agreement, whether written or oral, with the Company or any of its affiliates. Notwithstanding anything in this Subscription Agreement to the contrary, the Company (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber (it being understood that information provided to the transfer agent for the Shares (the “Transfer Agent”) and the Stock Exchange is not deemed to be public disclosure and is expressly permitted) and (ii) shall not publicly disclose the name of the Subscriber or any of its affiliates or advisers, or include the name of the Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, in which case of clause (A) or (B), the Company shall provide the Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with the Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the transactions contemplated herein (including filings with the Commission and information provided to the Transfer Agent and the Stock Exchange). (r) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against either Party. Unless the context otherwise requires, (i) all references to Sections, Schedules, Annexes or Exhibits are to Sections, Schedules, Annexes or Exhibits contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive. (s) The Company shall be responsible for paying all present or future stamp, court or documentary, intangible, recording, filing or similar issuance or transfer Taxes that arise from any payment or issuance made under, from the execution, delivery, performance or enforcement of, or otherwise with respect to, this Subscription Agreement. (t) If any change in the Common Stock shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Shares issued to Subscriber, and the per share Purchase Price for the Subscribed Shares, shall be appropriately adjusted to reflect such change. (u) The Company acknowledges on its behalf and on behalf of its Subsidiaries that Subscriber and its respective affiliates may be involved in a broad range of transactions and may have economic interests that conflict with those of the Company and its Subsidiaries. Subscriber is and will act under this Subscription Agreement as an independent contractor. Nothing in this Subscription Agreement or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty of Subscriber to the Company, any of its Subsidiaries or any affiliate or equity holder thereof. The transactions contemplated by this Subscription Agreement are arm’s-length commercial transactions between the Subscriber, on the one hand, and the Company on the other hand. In connection with the transactions contemplated hereby and with the process leading to thereto, Subscriber is acting solely as a principal and

15 not as agent or fiduciary of the Company or any of its Subsidiaries or member of management, equity holders or creditors thereof or any other Person. Subscriber has not assumed an advisory or fiduciary responsibility or any other obligation in favor of the Company or any of its Subsidiaries with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether Subscriber or any of its affiliates has advised or is currently advising the Company or any of its affiliates or equity holders on other matters), except for the obligations expressly set forth in this Subscription Agreement. The Company has consulted its own legal, tax, accounting, regulatory and financial advisors to the extent it has deemed appropriate. The Company is responsible for making its own independent judgment with respect to the transactions contemplated hereby and the process leading thereto. Section 8. Definitions. In addition to the terms defined elsewhere in this Subscription Agreement, for all purposes of this Subscription Agreement, the following terms have the meanings set forth in this Section 8: “Applicable Laws” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Bankruptcy Code” means title 11 of the United States Code, as now and hereafter in effect, or any successor statute. “Business Day” means any day that is not a Saturday or Sunday or other day on which the commercial banks in New York City are authorized or required by law to remain closed. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Commission” means the United States Securities and Exchange Commission. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder. “GAAP” means generally accepted accounting principles in the United States, applied on a consistent basis throughout the periods indicated. “Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state, provincial, county, local, or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government in any jurisdiction. “Law” means any applicable U.S. or foreign, federal, state, provincial, municipal or local law (including common law), statute, ordinance, rule, regulation, code, policy, directive, standard, license,

16 treaty, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any governmental entity. “Liquidation Event” means: (a) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Material Subsidiary, or of all or substantially all of the property or assets of the Company or any Material Subsidiary, under any Debtor Relief Law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for all or substantially all of the property or assets of the Company or any Material Subsidiary or (iii) the winding- up or liquidation of the Company or any Material Subsidiary, and in the case of any proceeding described in this clause (a), such proceeding or petition shall continue in effect and undismissed or unstayed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (b) the Company or any Material Subsidiary (i) voluntarily commencing any proceeding or filing any petition seeking relief under any Debtor Relief Law, (ii) consenting to the institution of, or failing to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (a) above, (iii) applying for or consenting to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for all or substantially all of the property or assets of the Company or any Material Subsidiary, or (iv) making a general assignment for the benefit of creditors, and in the case of any proceeding described in this clause (b), such proceeding or petition shall continue in effect and undismissed or unstayed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or (c) any other voluntary or involuntary reorganization, restructuring, recapitalization, liquidation, dissolution or winding up of the Company or a Material Subsidiary, regardless of whether such transaction(s) is effectuated in an insolvency proceeding, including a case under chapter 11 of the Bankruptcy Code. “Material Adverse Effect” means any change, effect, event, occurrence, development, state of facts or circumstance (each, an “Effect”) that, individually or in the aggregate with all other Effects, has or would reasonably be expected to have a material adverse effect on the business, assets, properties, liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following (by itself or when aggregated) will be deemed to constitute a Material Adverse Effect or will be taken into account when determining whether a Material Adverse Effect has occurred or may, would or could occur: (i) changes or developments in domestic, foreign or global markets, including (A) changes or developments in or affecting the regional, domestic or any foreign securities, equity, credit or financial markets, (B) changes or developments in or affecting regional, domestic or any foreign interest or exchange rates and (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any domestic or foreign securities exchange or over-the-counter market, (ii) changes or developments in domestic, foreign or global economic conditions generally, (iii) changes in GAAP or other accounting standards or any official interpretation or enforcement thereof, (iv) changes in legislative conditions or Law or any changes or developments in the official interpretation or enforcement thereof by Governmental Authorities (including tariff policies), (v) changes in regional, domestic, foreign or global political or geopolitical conditions (including the outbreak or escalation of war or hostilities, military actions, acts of terrorism (including cyber-terrorism) or national emergencies), including any worsening of such conditions threatened or existing on the Closing Date, (vi) changes or developments in the business conditions generally affecting the principal industry sector in which the Company or any of its Subsidiaries operate or where their products or services are sold, or (vii) weather conditions or other acts of God (including storms, earthquakes, tornados, floods or other natural disasters) or any outbreak of illness, pandemic or other public health event (except, in any such case, to the extent (but only to the extent) that the related impact has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to companies operating in the principal industry sector in which the Company and its Subsidiaries conduct business).

17 “Material Subsidiary” means any direct or indirect subsidiary of the Company that holds assets that have an aggregate fair market value of more than $1,000,000. “Organizational Documents” means the articles or certificate of incorporation or formation, certificate of limited partnership, joint venture or partnership agreement, operating or limited liability company agreement, by-laws or other constitutional, governing or organizational document of any Person other than an individual, each as from time to time amended or modified. “Person” means an individual, a corporation, a partnership, a limited liability company, an exempted company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a governmental entity, and any successors and permitted assigns of such Person. “Representatives” means, with respect to any Person, such Person’s control persons, directors, partners, officers, employees and agents and the legal counsel, accountants, experts and advisors of such Person and such Person’s affiliates. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder. “Subsidiary” means, with respect to any Person, (a) a corporation or body corporate of which more than 50% of the combined voting power of the outstanding voting shares is owned, directly or indirectly, by such Person or by one of more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries thereof, (b) a partnership of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership, (c) a limited liability company of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company, or (d) any other Person (other than a corporation, partnership or limited liability company) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has a majority ownership and power to direct the policies, management and affairs thereof. “Taxes” (and, with correlative meaning, “Tax”) means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. [Signature pages follow.]

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above. LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below. Name of Subscriber: LANZATECH GLOBAL SPV, LLC State/Country of Formation or Domicile: Wyoming By: /s/ Michael F. Solomon Name: Michael F. Solomon Title: Managing Director Date: May 10, 2026 Subscriber’s Tax ID Status: C Corporation Subscriber’s Tax ID / EIN: 51-0652233 Business Address-Street: 970 W. Broadway, Suite E #464 City, State, Country, Zip: Jackson, WY 83001 Attn: John Demeter; Michael F. Solomon Telephone No.: (650) 376-8500 Email for notices: jd@khoslaventures.com; michael@futuresolutioninvestments.com Number of Shares of Common Stock subscribed for: 1,000,000 Aggregate Purchase Price: $10,000,000

ANNEX A ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

Annex A-1 ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs): 1. ☒ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.” 2. ☒ We are not a natural person. This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

Annex A-2 Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.” ENTITY ☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; ☐ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; ☐ Any insurance company as defined in section 2(a)(13) of the Securities Act; ☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; ☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; ☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; ☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; ☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; ☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; ☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in § 230.506(b)(2)(ii); ☐ Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

Annex A-3 ☐ Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements described above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of the above; ☒ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests or one or more of the “Individual” tests listed below; or ☐ Any entity, of a type not listed under Rule 501(a)(1), (2), (3), (7), or (8) of Regulation D promulgated under the Securities Act, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000. This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

Annex A-4 INDIVIDUAL ☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; ☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability; or ☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.